Employee Benefit Plan, Tax Status	12 Months Ended
Dec. 31, 2025
EBP CLW NR
EBP, Tax Status [Line Items]
EBP, Tax Status	Tax Status
The Internal Revenue Service (IRS) has determined by a letter dated September 1, 2015, that the Plan and related trust are designed in accordance with applicable sections of the IRC. The Plan has been amended since the IRS’s issuance of the determination letter. Management believes that the Plan is designed, and continues to operate, in compliance as a qualified plan.
GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to audits by the IRS; however, there are currently no audits pending for any tax periods.